ATTACHMENT FOR CURRENT FILING OF N-SAR SUB-ITEM 77C Special Shareholder Meeting (unaudited) John Hancock Lifestyle Aggressive Portfolio January 8, 2008

On January 8, 2008, a special meeting of the shareholders of JHF II was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting upon the proposals listed below. Votes cast by the shareholders of the portfolios discussed in the semiannual report with respect to each proposal are set forth below.

	No. of Shares	% of Outstanding Shares	% of Shares Present

Proposal 1.	Election of the following six nominees as Trustees of JHF II:
Charles L. Bardelis
Affirmative	219,944,334.833	96.911%	99.421%
Withhold	1,280,787.270	.564%	.579%
TOTAL	221,225,122.092	97.475%	100.000%
James R. Boyle
Affirmative	219,963,013.965	96.919%	99.429%
Withhold	1,262,108.127	.556%	.571%
TOTAL	221,225,122.092	97.475%	100.000%
Peter S. Burgess
Affirmative	219,912,794.756	96.897%	99.407%
Withhold	1,312,327.336	.578%	.593%
TOTAL	221,225,122.092	97.475%	100.000%
Elizabeth G. Cook
Affirmative	219,878,134.525	96.882%	99.391%
Withhold	1,346,987.567	.593%	.609%
TOTAL	221,225,122.092	97.475%	100.000%
Hassell H. McClellan
Affirmative	219,496,408.806	96.714%	99.219%
Withhold	1,728,713.286	.761%	.781%
TOTAL	221,225,122.092	97.475%	100.000%
James M. Oates
Affirmative	219,892,587.388	96.888%	99.398%
Withhold	1,332,534.704	.587%	.602%
TOTAL	221,225,122.092	97.475%	100.000%

Proposal 2(a).	Approval of Amendment to Declaration of Trust authorizing conversion of JHF II to another form
	of business entity.
Affirmative	195,592,168.591	86.181%	88.413%
Against	7,935,112.058	3.496%	3.587%
Abstain	10,085,582.443	4.444%	4.559%
Broker Non-votes	7,612,259.000	3.354%	3.441%
TOTAL	221,225,122.092	97.475%	100.000%

Proposal 2(b).	Approval of Reorganization of JHF II from a Massachusetts business trust to a Delaware limited
	liability company.
Affirmative	196,651,640.542	86.648%	88.892%
Against	7,318,401.256	3.224%	3.308%
Abstain	9,642,821.294	4.249%	4.359%
Broker Non-votes	7,612,259.000	3.354%	3.441%
TOTAL	221,225,122.092	97.475%	100.000%

Proposal 3(a).	Approval of Amendment to Advisory Agreement transferring non-advisory services to New Service
	Agreement with Adviser.
Affirmative	193,213,940.752	85.133%	87.338%
Against	9,065,325.114	3.994%	4.098%
Abstain	11,333,597.226	4.994%	5.123%
Broker Non-votes	7,612,259.000	3.354%	3.441%
TOTAL	221,225,122.092	97.475%	100.000%

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	Lifestyle Aggressive, continued
		No. of Shares	% of Outstanding Shares	% of Shares Present

	Proposal 3(b).	Approval of Amendment to Advisory Agreement restructing advisory fee.
	Affirmative	184,410,339.033	81.254%	83.359%
	Against	18,786,080.711	8.277%	8.492%
	Abstain	10,416,443.348	4.590%	4.708%
	Broker Non-votes	7,612,259.000	3.354%	3.441%
	TOTAL	221,225,122.092	97.475%	100.000%

	Proposal 4.	Approval of amended fundamental investment restrictions regarding:
		4(a) Concentration
	Affirmative	195,074,944.776	85.953%	88.179%
	Against	7,139,952.914	3.146%	3.228%
	Abstain	11,397,965.402	5.022%	5.152%
	Broker Non-votes	7,612,259.000	3.354%	3.441%
	TOTAL	221,225,122.092	97.475%	100.000%
		4(c) Borrowing
	Affirmative	190,695,895.608	84.024%	86.200%
	Against	11,412,180.697	5.028%	5.159%
	Abstain	11,504,786.787	5.069%	5.200%
	Broker Non-votes	7,612,259.000	3.354%	3.441%
	TOTAL	221,225,122.092	97.475%	100.000%
		4(d) Underwriting
	Affirmative	190,948,734.200	84.135%	86.314%
	Against	11,400,422.164	5.023%	5.154%
	Abstain	11,263,706.728	4.963%	5.091%
	Broker Non-votes	7,612,259.000	3.354%	3.441%
	TOTAL	221,225,122.092	97.475%	100.000%
		4(e) Real estate
	Affirmative	194,333,240.115	85.626%	87.844%
	Against	8,020,027.230	3.534%	3.625%
	Abstain	11,259,595.747	4.961%	5.090%
	Broker Non-votes	7,612,259.000	3.354%	3.441%
	TOTAL	221,225,122.092	97.475%	100.000%
		4(f) Commodities
	Affirmative	191,516,873.710	84.385%	86.571%
	Against	10,104,734.331	4.453%	4.568%
	Abstain	11,991,255.051	5.283%	5.420%
	Broker Non-votes	7,612,259.000	3.354%	3.441%
	TOTAL	221,225,122.092	97.475%	100.000%
		4(g) Loans
	Affirmative	191,583,770.638	84.415%	86.601%
	Against	10,659,907.113	4.697%	4.819%
	Abstain	11,369,185.341	5.009%	5.139%
	Broker Non-votes	7,612,259.000	3.354%	3.441%
	TOTAL	221,225,122.092	97.475%	100.000%
		4(h) Senior securities
	Affirmative	192,899,743.788	84.995%	87.196%
	Against	9,058,330.147	3.991%	4.095%
	Abstain	11,654,789.157	5.135%	5.268%
	Broker Non-votes	7,612,259.000	3.354%	3.441%
	TOTAL	221,225,122.092	97.475%	100.000%

	**FUND TOTALS:	SHARES
	RECORD TOTAL	226,955,286.663
	VOTED SHARES	221,225,122.092
	PERCENT PRESENT	97.475%

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	Special Shareholder Meeting (unaudited)
	John Hancock Lifestyle Balanced Portfolio
		January 8, 2008

	No. of Shares	% of Outstanding Shares	% of Shares Present

Proposal 1.	Election of the following six nominees as Trustees of JHF II:
Charles L. Bardelis
Affirmative	613,555,865.339	97.308%	99.305%
Withhold	4,294,496.229	.681%	.695%
TOTAL	617,850,361.568	97.989%	100.000%

James R. Boyle
Affirmative	613,445,979.428	97.290%	99.287%
Withhold	4,404,382.140	.699%	.713%
TOTAL	617,850,361.568	97.989%	100.000%

Peter S. Burgess
Affirmative	613,361,645.944	97.277%	99.273%
Withhold	4,488,715.624	.712%	.727%
TOTAL	617,850,361.568	97.989%	100.000%

Elizabeth G. Cook
Affirmative	613,148,724.808	97.243%	99.239%
Withhold	4,701,636.760	.746%	.761%
TOTAL	617,850,361.568	97.989%	100.000%

Hassell H. McClellan
Affirmative	613,642,709.152	97.321%	99.319%
Withhold	4,207,652.416	.668%	.681%
TOTAL	617,850,361.568	97.989%	100.000%

James M. Oates
Affirmative	613,616,559.262	97.317%	99.315%
Withhold	4,233,802.306	.672%	.685%
TOTAL	617,850,361.568	97.989%	100.000%

Proposal 2(a).	Approval of Amendment to Declaration of Trust authorizing conversion of JHF II to another form
	of business entity.
Affirmative	556,712,166.745	86.292%	90.105%
Against	15,298,936.181	2.427%	2.476%
Abstain	23,471,345.642	3.722%	3.799%
Broker Non-votes	22,367,913.000	3.547%	3.620%
TOTAL	617,850,361.568	97.989%	100.000%

Proposal 2(b).	Approval of Reorganization of JHF II from a Massachusetts business trust to a Delaware limited
	liability company.
Affirmative	555,473,996.171	88.096%	89.904%
Against	15,090,738.841	2.393%	2.443%
Abstain	24,917,713.556	3.952%	4.032%
Broker Non-votes	22,367,913.000	3.547%	3.620%
TOTAL	617,850,361.568	97.989%	100.000%

Proposal 3(a).	Approval of Amendment to Advisory Agreement transferring non-advisory services to New Service
	Agreement with Adviser.
Affirmative	554,470,316.457	87.937%	89.742%
Against	16,811,935.607	2.666%	2.721%
Abstain	24,200,196.504	3.838%	3.917%
Broker Non-votes	22,367,913.000	3.547%	3.620%
TOTAL	617,850,361.568	97.989%	100.000%

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	Lifestyle Balanced, continued
		No. of Shares	% of Outstanding Shares	% of Shares Present

	Proposal 3(b).	Approval of Amendment to Advisory Agreement restructing advisory fee.
	Affirmative	536,659,509.659	85.112%	86.859%
	Against	30,125,529.132	4.778%	4.876%
	Abstain	28,697,409.777	4.551%	4.645%
	Broker Non-votes	22,367,913.000	3.547%	3.620%
	TOTAL	617,850,361.568	97.989%	100.000%

	Proposal 4.	Approval of amended fundamental investment restrictions regarding:
		4(a) Concentration
	Affirmative	555,885,228.006	88.161%	89.971%
	Against	14,165,926.615	2.247%	2.293%
	Abstain	25,431,293.947	4.033%	4.116%
	Broker Non-votes	22,367,913.000	3.547%	3.620%
	TOTAL	617,850,361.568	97.989%	100.000%
		4(c) Borrowing
	Affirmative	551,475,132.633	87.462%	89.257%
	Against	19,071,075.130	3.025%	3.087%
	Abstain	24,936,240.805	3.954%	4.036%
	Broker Non-votes	22,367,913.000	3.547%	3.620%
	TOTAL	617,850,361.568	97.989%	100.000%
		4(d) Underwriting
	Affirmative	556,648,360.804	88.282%	90.094%
	Against	13,645,878.688	2.165%	2.209%
	Abstain	25,188,209.076	3.994%	4.076%
	Broker Non-votes	22,367,913.000	3.547%	3.620%
	TOTAL	617,850,361.568	97.989%	100.000%
		4(e) Real estate
	Affirmative	556,510,255.322	88.260%	90.072%
	Against	13,884,699.903	2.203%	2.247%
	Abstain	25,087,493.343	3.978%	4.061%
	Broker Non-votes	22,367,913.000	3.547%	3.620%
	TOTAL	617,850,361.568	97.989%	100.000%
		4(f) Commodities
	Affirmative	554,998,682.083	88.021%	89.827%
	Against	15,902,814.335	2.522%	2.574%
	Abstain	24,580,952.150	3.898%	3.978%
	Broker Non-votes	22,367,913.000	3.547%	3.620%
	TOTAL	617,850,361.568	97.989%	100.000%
		4(g) Loans
	Affirmative	556,496,084.629	88.258%	90.070%
	Against	15,804,186.363	2.507%	2.558%
	Abstain	23,182,177.576	3.676%	3.752%
	Broker Non-votes	22,367,913.000	3.547%	3.620%
	TOTAL	617,850,361.568	97.989%	100.000%
		4(h) Senior securities
	Affirmative	556,836,761.322	88.312%	90.125%
	Against	14,611,454.077	2.318%	2.365%
	Abstain	24,034,233.169	3.811%	3.890%
	Broker Non-votes	22,367,913.000	3.547%	3.620%
	TOTAL	617,850,361.568	97.989%	100.000%

	**FUND TOTALS:	SHARES
	RECORD TOTAL	630,531,672.267
	VOTED SHARES	617,850,361.568
	PERCENT PRESENT	97.989%

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	Special Shareholder Meeting (unaudited)
	John Hancock Lifestyle Conservative Portfolio
		January 8, 2008

	No. of Shares	% of Outstanding Shares	% of Shares Present

Proposal 1.	Election of the following six nominees as Trustees of JHF II:
Charles L. Bardelis
Affirmative	104,011,260.304	96.551%	98.354%
Withhold	1,740,834.947	1.616%	1.646%
TOTAL	105,752,095.251	98.167%	100.000%

James R. Boyle
Affirmative	104,018,590.934	96.558%	98.361%
Withhold	1,733,504.317	1.609%	1.639%
TOTAL	105,752,095.251	98.167%	100.000%

Peter S. Burgess
Affirmative	103,887,140.447	96.436%	98.236%
Withhold	1,864,954.804	1.731%	1.764%
TOTAL	105,752,095.251	98.167%	100.000%

Elizabeth G. Cook
Affirmative	104,010,029.247	96.550%	98.353%
Withhold	1,742,066.004	1.617%	1.647%
TOTAL	105,752,095.251	98.167%	100.000%

Hassell H. McClellan
Affirmative	104,018,590.934	96.558%	98.361%
Withhold	1,733,504.317	1.609%	1.639%
TOTAL	105,752,095.251	98.167%	100.000%

James M. Oates
Affirmative	104,010,029.247	96.550%	98.353%
Withhold	1,742,066.004	1.617%	1.647%
TOTAL	105,752,095.251	98.167%	100.000%

Proposal 2(a).	Approval of Amendment to Declaration of Trust authorizing conversion of JHF II to another form
	of business entity.
Affirmative	91,518,942.143	84.954%	86.541%
Against	2,626,252.921	2.438%	2.483%
Abstain	8,001,325.187	7.428%	7.567%
Broker Non-votes	3,605,575.000	3.347%	3.409%
TOTAL	105,752,095.251	98.167%	100.000%

Proposal 2(b).	Approval of Reorganization of JHF II from a Massachusetts business trust to a Delaware limited
	liability company.
Affirmative	90,265,024.352	83.790%	85.355%
Against	3,817,779.413	3.544%	3.610%
Abstain	8,063,716.486	7.486%	7.625%
Broker Non-votes	3,605,575.000	3.347%	3.409%
TOTAL	105,752,095.251	98.167%	100.000%

Proposal 3(a).	Approval of Amendment to Advisory Agreement transferring non-advisory services to New Service
	Agreement with Adviser.
Affirmative	92,689,869.054	86.041%	87.648%
Against	5,125,047.412	4.758%	4.847%
Abstain	4,331,603.785	4.021%	4.095%
Broker Non-votes	3,605,575.000	3.347%	3.409%
TOTAL	105,752,095.251	98.167%	100.000%

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	Lifestyle Conservative, continued
		No. of Shares	% of Outstanding Shares	% of Shares Present

	Proposal 3(b).	Approval of Amendment to Advisory Agreement restructing advisory fee.
	Affirmative	86,493,664.097	80.290%	81.789%
	Against	7,700,657.927	7.148%	7.282%
	Abstain	7,952,198.227	7.382%	7.519%
	Broker Non-votes	3,605,575.000	3.347%	3.409%
	TOTAL	105,752,095.251	98.167%	100.000%

	Proposal 4.	Approval of amended fundamental investment restrictions regarding:
		4(a) Concentration
	Affirmative	90,903,896.903	84.384%	85.959%
	Against	3,090,896.705	2.869%	2.923%
	Abstain	8,151,726.643	7.567%	7.708%
	Broker Non-votes	3,605,575.000	3.347%	3.409%
	TOTAL	105,752,095.251	98.167%	100.000%
		4(c) Borrowing
	Affirmative	90,508,031.741	84.016%	85.585%
	Against	3,148,178.737	2.922%	2.977%
	Abstain	8,490,309.773	7.882%	8.028%
	Broker Non-votes	3,605,575.000	3.347%	3.409%
	TOTAL	105,752,095.251	98.167%	100.000%
		4(d) Underwriting
	Affirmative	90,989,869.134	84.763%	86.041%
	Against	3,090,896.705	2.870%	2.923%
	Abstain	8,065,754.412	7.487%	7.627%
	Broker Non-votes	3,605,575.000	3.347%	3.409%
	TOTAL	105,752,095.251	98.167%	100.000%
		4(e) Real estate
	Affirmative	91,214,379.423	84.672%	86.253%
	Against	3,096,202.399	2.874%	2.928%
	Abstain	7,835,938.429	7.274%	7.410%
	Broker Non-votes	3,605,575.000	3.347%	3.409%
	TOTAL	105,752,095.251	98.167%	100.000%
		4(f) Commodities
	Affirmative	89,834,894.037	83.391%	84.949%
	Against	4,322,509.885	4.013%	4.087%
	Abstain	7,989,116.329	7.416%	7.555%
	Broker Non-votes	3,605,575.000	3.347%	3.409%
	TOTAL	105,752,095.251	98.167%	100.000%
		4(g) Loans
	Affirmative	92,390,590.985	85.764%	87.365%
	Against	3,803,703.316	3.530%	3.597%
	Abstain	5,952,225.950	5.526%	5.628%
	Broker Non-votes	3,605,575.000	3.347%	3.409%
	TOTAL	105,752,095.251	98.167%	100.000%
		4(h) Senior securities
	Affirmative	90,325,475.889	83.847%	85.412%
	Against	3,350,974.922	3.110%	3.169%
	Abstain	8,470,069.440	7.863%	8.009%
	Broker Non-votes	3,605,575.000	3.347%	3.409%
	TOTAL	105,752,095.251	98.167%	100.000%

	**FUND TOTALS:	SHARES
	RECORD TOTAL	107,727,059.472
	VOTED SHARES	105,752,095.251
	PERCENT PRESENT	97.167%

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	Special Shareholder Meeting (unaudited)
	John Hancock Lifestyle Growth Portfolio
		January 8, 2008

	No. of Shares	% of Outstanding Shares	% of Shares Present

Proposal 1.	Election of the following six nominees as Trustees of JHF II:
Charles L. Bardelis
Affirmative	630,298,677.293	96.774%	99.025%
Withhold	6,206,171.169	.953%	.975%
TOTAL	636,504,848.462	97.727%	100.000%

James R. Boyle
Affirmative	630,359,919.889	96.783%	99.035%
Withhold	6,144,928.573	.944%	.965%
TOTAL	636,504,848.462	97.727%	100.000%

Peter S. Burgess
Affirmative	630,409,404.943	96.791%	99.042%
Withhold	6,095,443.519	.936%	.958%
TOTAL	636,504,848.462	97.727%	100.000%

Elizabeth G. Cook
Affirmative	629,558,301.219	96.660%	98.909%
Withhold	6,946,547.243	1.067%	1.091%
TOTAL	636,504,848.462	97.727%	100.000%

Hassell H. McClellan
Affirmative	630,328,911.926	96.779%	99.030%
Withhold	6,175,936.536	.948%	.970%
TOTAL	636,504,848.462	97.727%	100.000%

James M. Oates
Affirmative	630,417,538.848	96.792%	99.044%
Withhold	6,087,309.614	.935%	.956%
TOTAL	636,504,848.462	97.727%	100.000%

Proposal 2(a).	Approval of Amendment to Declaration of Trust authorizing conversion of JHF II to another form
	of business entity.
Affirmative	573,633,517.806	88.074%	90.122%
Against	20,752,791.766	3.186%	3.261%
Abstain	17,617,127.890	2.705%	2.767%
Broker Non-votes	24,501,411.000	3.762%	3.849%
TOTAL	636,504,848.462	97.727%	100.000%

Proposal 2(b).	Approval of Reorganization of JHF II from a Massachusetts business trust to a Delaware limited
	liability company.
Affirmative	576,707,819.768	88.546%	90.605%
Against	18,976,005.023	2.913%	2.982%
Abstain	16,319,612.671	2.506%	2.563%
Broker Non-votes	24,501,411.000	3.762%	3.849%
TOTAL	636,504,848.462	97.727%	100.000%

Proposal 3(a).	Approval of Amendment to Advisory Agreement transferring non-advisory services to New Service
	Agreement with Adviser.
Affirmative	571,807,460.496	87.793%	89.836%
Against	22,729,152.217	3.490%	3.570%
Abstain	17,466,824.749	2.682%	2.745%
Broker Non-votes	24,501,411.000	3.762%	3.849%
TOTAL	636,504,848.462	97.727%	100.000%

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	Lifestyle Growth, continued
		No. of Shares	% of Outstanding Shares	% of Shares Present

	Proposal 3(b).	Approval of Amendment to Advisory Agreement restructing advisory fee.
	Affirmative	553,987,604.018	85.057%	87.036%
	Against	37,058,134.967	5.690%	5.822%
	Abstain	20,957,698.477	3.218%	3.293%
	Broker Non-votes	24,501,411.000	3.762%	3.849%
	TOTAL	636,504,848.462	97.727%	100.000%

	Proposal 4.	Approval of amended fundamental investment restrictions regarding:
		4(a) Concentration
	Affirmative	576,115,629.324	88.455%	90.512%
	Against	16,768,468.847	2.574%	2.635%
	Abstain	19,119,339.291	2.936%	3.003%
	Broker Non-votes	24,501,411.000	3.762%	3.849%
	TOTAL	636,504,848.462	97.727%	100.000%
		4(c) Borrowing
	Affirmative	570,593,009.447	87.607%	89.645%
	Against	22,018,030.537	3.381%	3.459%
	Abstain	19,392,397.478	2.977%	3.047%
	Broker Non-votes	24,501,411.000	3.762%	3.849%
	TOTAL	636,504,848.462	97.727%	100.000%
		4(d) Underwriting
	Affirmative	574,999,744.478	88.284%	90.337%
	Against	17,898,061.343	2.748%	2.812%
	Abstain	19,105,631.641	2.933%	3.002%
	Broker Non-votes	24,501,411.000	3.762%	3.849%
	TOTAL	636,504,848.462	97.727%	100.000%
		4(e) Real estate
	Affirmative	574,455,310.509	88.200%	90.252%
	Against	18,513,047.073	2.842%	2.908%
	Abstain	19,035,079.880	2.923%	2.991%
	Broker Non-votes	24,501,411.000	3.762%	3.849%
	TOTAL	636,504,848.462	97.727%	100.000%
		4(f) Commodities
	Affirmative	573,533,134.553	88.058%	90.107%
	Against	19,576,070.721	3.006%	3.075%
	Abstain	18,894,232.188	2.901%	2.969%
	Broker Non-votes	24,501,411.000	3.762%	3.849%
	TOTAL	636,504,848.462	97.727%	100.000%
		4(g) Loans
	Affirmative	571,365,848.005	87.726%	89.766%
	Against	20,270,370.874	3.112%	3.185%
	Abstain	20,367,218.583	3.127%	3.199%
	Broker Non-votes	24,501,411.000	3.762%	3.849%
	TOTAL	636,504,848.462	97.727%	100.000%
		4(h) Senior securities
	Affirmative	573,375,716.863	88.034%	90.082%
	Against	17,406,429.798	2.673%	2.735%
	Abstain	21,221,290.801	3.258%	3.334%
	Broker Non-votes	24,501,411.000	3.762%	3.849%
	TOTAL	636,504,848.462	97.727%	100.000%

	**FUND TOTALS:	SHARES
	RECORD TOTAL	651,310,319.008
	VOTED SHARES	636,504,848.462
	PERCENT PRESENT	97.727%

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	Special Shareholder Meeting (unaudited)
	John Hancock Lifestyle Moderate Portfolio
		January 8, 2008

	No. of Shares	% of Outstanding Shares	% of Shares Present

Proposal 1.	Election of the following six nominees as Trustees of JHF II:
Charles L. Bardelis
Affirmative	173,085,602.080	97.597%	99.456%
Withhold	946,591.734	.534%	.544%
TOTAL	174,032,193.814	98.131%	100.000%

James R. Boyle
Affirmative	173,224,683.558	97.676%	99.536%
Withhold	807,510.256	.455%	.464%
TOTAL	174,032,193.814	98.131%	100.000%

Peter S. Burgess
Affirmative	173,246,484.919	97.688%	99.549%
Withhold	785,708.895	.443%	.451%
TOTAL	174,032,193.814	98.131%	100.000%

Elizabeth G. Cook
Affirmative	173,176,151.553	97.648%	99.508%
Withhold	856,042.261	.483%	.492%
TOTAL	174,032,193.814	98.131%	100.000%

Hassell H. McClellan
Affirmative	173,246,484.919	97.688%	99.549%
Withhold	785,708.895	.443%	.451%
TOTAL	174,032,193.814	98.131%	100.000%

James M. Oates
Affirmative	173,246,484.919	97.688%	99.549%
Withhold	785,708.895	.443%	.451%
TOTAL	174,032,193.814	98.131%	100.000%

Proposal 2(a).	Approval of Amendment to Declaration of Trust authorizing conversion of JHF II to another form
	of business entity.
Affirmative	156,139,925.742	88.042%	89.719%
Against	5,995,415.623	3.381%	3.445%
Abstain	6,097,681.449	3.438%	3.504%
Broker Non-votes	5,799,171.000	3.270%	3.332%
TOTAL	174,032,193.814	98.131%	100.000%

Proposal 2(b).	Approval of Reorganization of JHF II from a Massachusetts business trust to a Delaware limited
	liability company.
Affirmative	156,255,718.513	88.107%	89.786%
Against	5,090,417.684	2.871%	2.925%
Abstain	6,886,886.617	3.883%	3.957%
Broker Non-votes	5,799,171.000	3.270%	3.332%
TOTAL	174,032,193.814	98.131%	100.000%

Proposal 3(a).	Approval of Amendment to Advisory Agreement transferring non-advisory services to New Service
	Agreement with Adviser.
Affirmative	155,834,801.340	87.870%	89.544%
Against	6,091,162.419	3.435%	3.500%
Abstain	6,307,059.055	3.556%	3.642%
Broker Non-votes	5,799,171.000	3.270%	3.332%
TOTAL	174,032,193.814	98.131%	100.000%

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	Lifestyle Moderate, continued
		No. of Shares	% of Outstanding Shares	% of Shares Present

	Proposal 3(b).	Approval of Amendment to Advisory Agreement restructing advisory fee.
	Affirmative	151,347,711.018	85.340%	86.965%
	Against	9,674,272.950	5.455%	5.559%
	Abstain	7,211,038.846	4.066%	4.143%
	Broker Non-votes	5,799,171.000	3.270%	3.332%
	TOTAL	174,032,193.814	98.131%	100.000%

	Proposal 4.	Approval of amended fundamental investment restrictions regarding:
		4(a) Concentration
	Affirmative	157,594,564.519	88.862%	90.555%
	Against	3,915,122.945	2.208%	2.249%
	Abstain	6,723,335.350	3.791%	3.864%
	Broker Non-votes	5,799,171.000	3.270%	3.332%
	TOTAL	174,032,193.814	98.131%	100.000%
		4(c) Borrowing
	Affirmative	156,356,671.786	88.164%	89.844%
	Against	5,303,677.434	2.991%	3.047%
	Abstain	6,572,673.594	3.706%	3.777%
	Broker Non-votes	5,799,171.000	3.270%	3.332%
	TOTAL	174,032,193.814	98.131%	100.000%
		4(d) Underwriting
	Affirmative	156,942,907.846	88.495%	90.180%
	Against	5,021,380.405	2.831%	2.886%
	Abstain	6,268,734.563	3.535%	3.601%
	Broker Non-votes	5,799,171.000	3.270%	3.332%
	TOTAL	174,032,193.814	98.131%	100.000%
		4(e) Real estate
	Affirmative	156,821,397.173	88.426%	90.111%
	Against	4,526,878.949	2.553%	2.601%
	Abstain	6,884,746.692	3.882%	3.956%
	Broker Non-votes	5,799,171.000	3.270%	3.332%
	TOTAL	174,032,193.814	98.131%	100.000%
		4(f) Commodities
	Affirmative	157,759,612.218	88.955%	90.650%
	Against	3,928,639.963	2.216%	2.257%
	Abstain	6,544,770.633	3.690%	3.761%
	Broker Non-votes	5,799,171.000	3.270%	3.332%
	TOTAL	174,032,193.814	98.131%	100.000%
		4(g) Loans
	Affirmative	155,027,322.028	87.415%	89.080%
	Against	6,358,315.788	3.585%	3.653%
	Abstain	6,847,384.998	3.861%	3.935%
	Broker Non-votes	5,799,171.000	3.270%	3.332%
	TOTAL	174,032,193.814	98.131%	100.000%
		4(h) Senior securities
	Affirmative	156,933,047.205	88.489%	90.175%
	Against	4,904,583.619	2.766%	2.818%
	Abstain	6,395,391.990	3.606%	3.675%
	Broker Non-votes	5,799,171.000	3.270%	3.332%
	TOTAL	174,032,193.814	98.131%	100.000%

	**FUND TOTALS:	SHARES
	RECORD TOTAL	177,346,693.038
	VOTED SHARES	174,032,193.814
	PERCENT PRESENT	98.131%

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